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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CLICK COMMERCE, INC.
(Name of Registrant as Specified in Its Charter)

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CLICK COMMERCE, INC.
200 East Randolph Drive
Suite 4900
Chicago, Illinois 60601
(312) 482-9006

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 2, 2003

        Notice is hereby given that the 2003 Annual Meeting of Shareholders (the "Annual Meeting") of Click Commerce, Inc. (the "Company") will be held on May 2, 2003 at the Mid-America Club, 200 East Randolph Drive, Chicago, Illinois at 9:00 a.m. Central Daylight Time, for the following purposes:

  1.
  To elect Class III directors to a three year term;

  2.
  To approve an amendment to the Click Commerce, Inc. Directors' Stock Option and Stock Award Plan to increase the shares authorized for issuance thereunder by an additional 500,000 shares;

  3.
  To permit the Board of Directors of the Company, at its discretion, to reorganize the Company through a transfer of all or substantially all of the Company's operating assets and liabilities to a new wholly-owned subsidiary of the Company;

  4.
  To ratify the appointment of KPMG LLP as the Company's independent auditors for the 2003 fiscal year; and

  5.
  To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The Board of Directors of the Company has fixed the close of business on March 17, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

By order of the Board of Directors

David S. Stone Secretary

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage pre-paid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 2, 2003

Information Concerning Solicitation and Voting

General

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Click Commerce, Inc., a Delaware corporation (the "Company"), for use at the 2003 Annual Meeting of Shareholders to be held on May 2, 2003 (the "Annual Meeting") at 9:00 a.m., Central Daylight Time, or any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Mid-America Club, 200 East Randolph Drive, Chicago, Illinois. This proxy statement and accompanying proxy card were mailed on or about April 4, 2003 to all shareholders entitled to vote at the Annual Meeting.

        Unless otherwise indicated, all share figures contained herein have been adjusted to reflect a 1-for-5 reverse stock split effected on September 4, 2002 (the "Reverse Split").

Solicitation of Proxies

        The cost of solicitation of proxies in the form enclosed herewith will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. Brokers and other nominees who held common stock of the Company at the close of business on March 17, 2003 (the "Record Date") will be asked to contact the beneficial owners of the shares that they hold to send proxy materials to and obtain proxies from such beneficial owners.

Voting Rights and Outstanding Shares

        Only holders of record of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to vote 8,092,786 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all of the votes entitled to be cast at the Annual Meeting, including shares represented by proxies that reflect abstentions, shall constitute a quorum. Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. In the election for the Class III directors, the two nominees receiving the highest number of "FOR" votes will be elected to the Board. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. An abstention as to any matter, when passage requires the vote of a majority of the votes entitled to be cast at the Annual Meeting, will have the effect of a vote "AGAINST." Broker non-votes (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will not be considered, as they are not entitled to vote, and will not be counted for any purpose in determining whether a matter has been approved.

        If there is not a quorum at the Annual Meeting, the shareholders entitled to vote at the Annual Meeting, whether present in person or represented by proxy, shall only have the power to adjourn the Annual Meeting until such time as there is a quorum. The Annual Meeting may be reconvened without notice to shareholders, other than an announcement at the prior adjournment of the Annual Meeting, within 30 days after the Record Date, and a quorum must be present at such reconvened meeting.

        Representatives of Computershare Investor Services LLC, the Company's transfer agent, will tabulate the votes and act as the inspector of the election at the Annual Meeting.

        If a proxy in the form enclosed is duly executed, dated and returned, and it has not been revoked in accordance with the instructions set forth therein, the shares of Common Stock represented thereby will be voted by Michael W. Ferro, Jr. and Michael W. Nelson, the Board's proxy agents for the Annual Meeting, in accordance with the specifications made thereon by the shareholder. If no such specifications are made, such proxy will be voted (i) for the election of the two nominees for director to the Board for terms expiring in 2006; (ii) for the approval of an amendment to the Click Commerce, Inc. Directors' Stock Option and Stock Award Plan to increase the shares authorized for issuance thereunder by an additional 500,000 shares; (iii) for permitting the Board, at its discretion, to reorganize the Company through the transfer of all or substantially all of the Company's operating assets and liabilities to a new wholly-owned subsidiary of the Company; (iv) for the ratification of the appointment of KPMG LLP as the Company's independent auditors; and (v) at the discretion of Mr. Ferro and Mr. Nelson, with respect to such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. If for any unforeseen reason, any of the Company's nominees is not available as a candidate for director, the two proxy holders will vote the shareholder proxies for such other candidate or candidates as may be nominated by the Board. Any proxy solicited hereby may be revoked by the person or persons giving it at any time before it has been exercised at the Annual Meeting by giving notice of revocation to the Company in writing at the meeting. The Company requests that all such written notices of revocation to the Company be addressed to Michael W. Nelson, Click Commerce, Inc., 200 East Randolph Drive, Suite 4900, Chicago, Illinois 60601.

BOARD STRUCTURE AND COMPENSATION

        The Board is divided into three classes serving staggered three-year terms. The Board recently reduced its size to six directors and has the following four standing committees: (1) Audit, (2) Human Resources and Compensation, (3) Governance and (4) Executive. Committee membership during the 2002 fiscal year and the function of each committee are described below. During the 2002 fiscal year, the Board held seven meetings and took two actions by written consent. During the 2002 fiscal year, the Audit Committee held eight meetings, the Human Resources and Compensation Committee held three meetings, the Governance Committee held two meetings and the Executive Committee held four meetings and took one action by written consent. Each director attended at least 75% of all Board meetings and applicable committee meetings, except for Dr. Michael Hammer, who has resigned from the Board of Directors, and John Sandner.

Audit Committee

        The Audit Committee of the Board (the "Audit Committee") is responsible for the oversight of the quality and integrity of the Company's financial statements, its compliance with legal and regulatory requirements, the qualifications and independence of its independent accountants, the performance of its audit function and independent accountants and significant financial matters. In discharging its duties, the Audit Committee is expected to do the following:

  •
  have the sole authority to select, compensate, oversee, evaluate and replace the independent accountants;

  •
  review and approve the scope of the annual audit;

  •
  review and pre-approve the engagement of the Company's independent accountants to perform audit and non-audit services, as well as the related fees for such services;

  •
  meet independently with the Company's independent accountants and senior management;

  •
  review the integrity of the Company's financial reporting process;

  •
  review the Company's financial statements and disclosures and U.S. Securities and Exchange Commission ("SEC") filings relating thereto;

  •
  monitor compliance with the Company's Code of Business Conduct and Ethics; and

  •
  review disclosure from the Company's independent accountants regarding Independence Standards Board Standard No. 1.

        The Board has determined that each member of the Audit Committee is an "independent director" as such term is currently defined in Rule 4200(a)(14) of the National Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"). Additionally, the Board has determined that Edwina Woodbury, the Chairperson of the Audit Committee, satisfies the definition of "audit committee financial expert" set forth in Item 401(h)(2) of Regulation S-K.

        The Audit Committee has a written charter, which was amended and restated on March 19, 2003 by the Board in light of the additional responsibilities resulting from the Sarbanes-Oxley Act of 2002. The Board will reassess the adequacy of the Audit Committee charter following the final adoption of new corporate governance standards proposed by the NASD and new rules requiring audit committee responsibility contemplated by the Sarbanes-Oxley Act of 2002. A copy of the Audit Committee's charter is attached to this proxy statement as Appendix A.

Human Resources and Compensation Committee

        The Human Resources and Compensation Committee of the Board (the "Compensation Committee") determines, approves and reports to the Board on all elements of compensation for the Company's elected officers, including total cash compensation and long-term equity-based incentives.

Governance Committee

        The Governance Committee of the Board (the "Governance Committee") is responsible for proposing a slate of directors for appointment by the Company's shareholders at each annual meeting and candidates to fill any vacancies on the Board and other matters relating to the composition of the Board. It is also responsible for addressing the Board's internal governance issues and other matters concerning the functioning of the Board. The Company will consider nominees for the Board recommended by security holders only if such nominations are submitted in accordance with the Company's Bylaws and applicable securities laws. See "Shareholder Proposals" below.

Executive Committee

        The Executive Committee of the Board (the "Executive Committee") meets or takes written action when the Board is not otherwise meeting or able to obtain a quorum for a meeting of the Board. The Executive Committee has full authority to act on behalf of the Board, except that it cannot take any action which requires the approval of a majority of the members of the Board or take any other action not permitted under Delaware law to be delegated to a committee.

Statement on Corporate Governance

        The Company has had formal corporate governance standards in place since its initial public offering in June 2000. The Company has reviewed internally and with the Board the provisions of the Sarbanes-Oxley Act of 2002, the proposed rules of the SEC and proposed NASDAQ listing standards regarding corporate governance policies and processes. The Company believes that its current standards already meet most of the proposed requirements. In anticipation of the adoption of these rule changes, the Company has amended the charters of its Compensation Committee and Audit Committee to implement voluntarily certain of the proposed rules and standards. The Company will further amend, to the extent necessary, its standards and Board committee charters once final rules have been adopted. Shareholders can access the latest standards and charters of the Company and the Board and its committees in the "Corporate Governance" section of www.clickcommerce.com or by writing to us at Click Commerce, Inc., 200 East Randolph Street, Suite 4900, Chicago, Illinois 60601, Attention: Investor Relations.

DIRECTOR COMPENSATION ARRANGEMENTS AND STOCK OWNERSHIP GUIDELINES

        The share figures set forth in this "Directors Compensation Arrangements and Stock Ownership Guidelines" section are based upon the actual awards and grants at the time of such grant or award and, unless otherwise specified, do not reflect the Reverse Split.

        Directors who are employed by the Company do not receive any compensation for their Board activities. Each of the non-employee directors of the Company was granted, as of the date of the last annual meeting of shareholders, an option to purchase 10,000 shares of Common Stock at $0.78 per share (adjusted to 2,000 shares exercisable at $3.90 per share following the Reverse Split), the fair market value at the time of the grant, and a stock award of 32,055 shares of Common Stock (adjusted to 6,411 shares following the Reverse Split), equal to $25,000 in value based upon a price of $0.78 per share. In addition, Ms. Woodbury received an award of an additional 12,825 shares (adjusted to 2,565 shares following the Reverse Split) as the chairperson of the Audit Committee and Messrs. Kampouris and Larson each received an additional 6,415 shares (adjusted to 1,283 shares following the Reverse Split) for serving as the chairperson of the Compensation Committee and the Governance Committee, respectively. All of the foregoing stock options and stock awards were made pursuant to the Click Commerce, Inc. Directors' Stock Option and Stock Award Plan.

        At each annual meeting of shareholders, non-employee directors are automatically granted an option to purchase 10,000 shares of the Company's Common Stock. Individuals who become directors at times other than the date of the annual meeting of the shareholders are automatically granted an option for the number of shares of Common Stock equal to 10,000 times a fraction, the numerator of which is the number of days the individual will serve until the next annual meeting and the denominator of which is 365. The option exercise price of these automatic grants will be equal to the fair market value on the automatic grant date. Such options are not exercisable for six months and expire at the earlier of (1) termination of the director for cause, (2) one year after death, and (3) ten years from the date of grant. Non-employee directors of the Company also receive an automatic grant each year of shares of the Company's Common Stock equal in value to $25,000 based on the fair market value of the Common Stock on the date of grant. A non-employee director who serves as the chairperson of the Audit Committee will also receive an additional automatic grant each year of shares of the Company's Common Stock equal in value to $10,000, based on the fair market value of the Common Stock on the date of the grant. Non-employee directors who serve as the chairperson of the Compensation Committee and the Governance Committee each receive an additional automatic grant each year of shares of the Company's Common Stock equal in value to $5,000, based on the fair market value of the Common Stock on the date of the grant. Directors who make an effective election may defer receipt for all or a portion of these shares of Common Stock. All directors are also reimbursed for their reasonable out-of-pocket expenses incurred while serving on the Board or any committees.

        All directors, except for William Conroy and Peter Larson, served as directors for the entire 2002 fiscal year.

PROPOSAL NO. 1

ELECTION OF CLASS III DIRECTORS

        The Board is divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires.

        The term for two directors will expire at this 2003 annual meeting. Directors elected at the 2003 annual meeting will hold office for a three-year term expiring at the annual meeting in 2006 (or until their respective successors are elected and qualified, or until their earlier death, resignation or removal). All of the nominees are currently directors of the Company and all have consented to serve as directors of the

Company if elected. There are no family relationships among the Company's executive officers and directors.

Class III Directors—Nominees for a Three-Year Term That Will Expire In 2006:

        Michael W. Ferro, Jr. began to develop the product underlying the Company in 1994, founded the Company in 1996 and has served as Chief Executive Officer and Chairman of the Board since the Company's inception. He serves as the Chairperson of the Executive Committee. Prior to founding the Company, Mr. Ferro founded Chem-Roof, a provider of chemical treatment to cedar roofs, in 1988. Mr. Ferro also served as president of the Earthwood Care division of Pettibone Corporation, a multinational equipment manufacturer, from 1992 to 1994 after the sale of Chem-Roof to Pettibone in 1992. Mr. Ferro is also the founder and a director of WarrantyCheck.com, Inc. Mr. Ferro is 36 years old.

        Emmanuel A. Kampouris has served as a director since February 2000. He serves as Chairperson of the Compensation Committee and as a member of the Executive Committee. From 1989 until his retirement in 1999, Mr. Kampouris served as the President and Chief Executive Officer of American Standard Companies Inc., a provider of air conditioning, bathroom and kitchen fixtures, automotive braking and control systems and medical diagnostic products. He also served as chairman of American Standard Companies, Inc.'s board from 1993 until 1999. Mr. Kampouris serves on the board of the U.S. Chamber of Commerce. He also serves as a director of Stanley Works Corp., a manufacturer of tools and home products, Smartdisk Corp., a manufacturer and marketer of advanced consumer electronic products, Horizon Blue Cross and Blue Shield, a provider of healthcare coverage, Alticor Corp., a global direct marketer, the National Endowment for Democracy, the Hudson Institute and the Oxford University Council for the School of Management Studies. Mr. Kampouris also served on the board of the United States Chamber of Commerce from 1994 through 2001. Mr. Kampouris is 68 years old.

        THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FOREGOING NOMINEES TO THE BOARD AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINATED DIRECTORS UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

        The Company's directors listed below are not up for election this year and will continue in office for the remainder of their terms or earlier in accordance with the Company's Bylaws.

Class I Directors—Directors Whose Term Will Expire In 2004:

        Edwina D. Woodbury has served as a director since March 2000. She serves as Chairperson of the Audit Committee, as a member of the Executive Committee and, as of February 13, 2003, the Compensation Committee. Since July 1999, Ms. Woodbury has served as President of The Chapel Hill Press, Inc., a specialty publishing concern. From July 1997 to December 1998, Ms. Woodbury served as executive vice president of Global Business Process Redesign of Avon Products, Inc., the world's largest direct seller of beauty and related products. In 1993, Ms. Woodbury was named senior vice president and chief financial officer of Avon and in 1996, she assumed additional responsibilities as chief financial and administrative officer. Ms. Woodbury also serves on the board of directors of the RadioShack Corporation, a retailer of consumer electronics. Ms. Woodbury is 52 years old.

Class II Directors—Directors Whose Terms Will Expire In 2005:

        Andrew J. McKenna has served as a director since June 2001. He serves as the Chairperson of the Governance Committee and as a member of each of the Audit Committee and the Executive Committee. Mr. McKenna is the Chairman and Chief Executive Officer of Schwarz, a printer, converter, producer and distributor of packaging and promotional materials. Mr. McKenna is a director of Aon Corporation, McDonald's Corporation and Skyline Corporation. He is Chairman Emeritus of the Board of Trustees of the University of Notre Dame. Mr. McKenna is also a director of the Chicago Bears Football Club, the

Chicago National League Ball Club, the Big Shoulders Fund, the United Way Crusade of Mercy, the Archdiocese of Chicago, the Lyric Opera of Chicago and a Trustee and Chairman Emeritus of the Museum of Science and Industry. Mr. McKenna is 73 years old.

        Jerry Murdock has served as a director since June 1999. He serves as a member of the Governance Committee and, as of February 13, 2003, the Compensation Committee. Mr. Murdock is a managing director of Insight Venture Partners and a managing member of Insight Venture Associates III, L.L.C., a private equity investment firm, which he co-founded in 1995 and the general partner of Insight Capital Partners III, L.P. In 1987, Mr. Murdock founded the Aspen Technology Group, a technology consulting firm. From 1989 to 1996, Mr. Murdock, as the managing general partner of the Aspen Technology Group, was retained by Warburg Pincus, a global private equity investment firm. He is a director of Quest Software, Inc., a developed and vendor of application and database management software products, Peace Software, KWI International Limited and Dorado Software, Inc. Mr. Murdock is 43 years old.

        John F. Sandner has served as a director since April 2001. He serves as a member of the Audit Committee and, as of March 19, 2003, the Governance Committee. Since August 2, 2001, Mr. Sandner has served as a director of Chicago Mercantile Exchange Holdings, Inc. which completed an initial public offering of shares of its common stock on December 23, 2002. Mr. Sandner has served as a Special Policy Advisor to the Chicago Mercantile Exchange ("CME") since 1998 and as a member of CME's board of directors since 1978. From 1980 through 1997, Mr. Sandner served as chairman of CME's board of directors. Mr. Sandner has been chief executive officer of RBH Financial Services, a clearing firm of the CME, since 1985. Mr. Sandner is also a director of Colleges.com, an Internet-based provider of college and university specific information, financial aid and e-commerce. From 1998 until 2001, Mr. Sandner was the Chairman and Chief Executive Officer of FreeDrive.com, an Internet business. Mr. Sandner is also a director of the National Futures Association, the World Trade Center of Chicago and the Economic Club of Chicago. Mr. Sandner serves on the President's Export Council, the premier national advisory committee on international trade. Mr. Sandner is a trustee of the University of Notre Dame, Rush-Presbyterian-St. Luke's Medical Center and the Lyric Opera of Chicago. Mr. Sandner is 61 years old.

EXECUTIVE OFFICERS

        Stephen J. Cole has served as Senior Vice President of Corporate Strategy since December 2001 and as Vice President of Product Marketing and Strategy since he joined the Company in November 2000. From January 2000 until November 2000, Mr. Cole served as Senior Vice President of Marketing of ClearCross, Inc., a provider of commerce services for international trade. From October 1998 to December 1999, Mr. Cole served as Research Director of Business Applications with Forrester Research. From January 1997 through October 1998, Mr. Cole served as the Vice President of Marketing for i2 Technologies. Mr. Cole is 43 years old.

        Michael W. Nelson has served as Vice President, Chief Financial Officer and Treasurer of the Company since August 2002. Previously, Mr. Nelson served as the Company's Controller from May 2000 to August 2002 when he assumed his current position. From March 1998 until April 2000, Mr. Nelson served as Chief Financial Officer of SAFCO Technologies, Inc., a provider of test tools, planning and analysis software and engineering services for the wireless telephone industry that was acquired by Agilent Technologies, Inc. in July 2000. Mr. Nelson is 37 years old.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE CLICK COMMERCE, INC.
DIRECTORS' STOCK OPTION AND STOCK AWARD PLAN TO INCREASE THE SHARES
AUTHORIZED FOR ISSUANCE THEREUNDER BY AN ADDITIONAL 500,000 SHARES

        The Board has approved and recommends that the shareholders consider and approve an amendment to the Click Commerce, Inc. Directors' Stock Option and Stock Award Plan (the "Director Plan") in order to increase by 500,000 the number of shares of Common Stock available for grant under the Director Plan. The following summary of the Director Plan is qualified in its entirety by the text of the Director Plan, as amended and restated, which is set forth in Appendix B hereto.

        The Director Plan was approved by the written consent of the shareholders as of January 20, 2000 and became effective upon the Company's initial public offering on June 27, 2000. Under the Director Plan, 500,000 shares of Common Stock were initially reserved and available for grant prior to the subsequent adjustment on September 4, 2002 of outstanding options and shares in connection with the Reverse Split. The Director Plan was amended by the Board on March 31, 2000 to establish the compensation payable to non-employee directors and committee chairpersons. Such amendment was approved by written consent of the shareholders as of June 5, 2000.

        Pursuant to the Director Plan, directors of the Company are offered the opportunity: (i) to acquire shares of Common Stock through the exercise of non-qualified stock options ("NQSOs") granted under the Director Plan; and (ii) to be awarded shares of Common Stock, subject to conditions and restrictions determined by the Compensation Committee. There are five directors who are currently eligible to receive grants under the Director Plan. It is not possible at this time to estimate the number of additional directors who may become eligible under the Director Plan. Executive officers and employees of the Company are not eligible to receive grants or awards under the Director plan.

        The Board has authorized the Governance Committee to make grants under the Director Plan. The Governance Committee determines the directors eligible to receive awards, the types of awards, and the terms, conditions and restrictions applicable to any award.

        At each annual meeting of shareholders, non-employee directors are automatically granted an option to purchase 10,000 shares of Common Stock. Individuals who become directors at times other than the date of the annual meeting of the shareholders are automatically granted an option for the number of shares of Common Stock equal to 10,000 times a fraction, the numerator of which is the number of days the individual will serve until the next annual meeting and the denominator of which is 365. The option exercise price of these automatic grants is equal to the fair market value on the automatic grant date. Such options are not exercisable for six months and expire at the earlier of (1) termination of the director for cause, (2) one year after death, or (3) ten years from the date of grant. Non-employee directors of the Company also receive an automatic grant each year of shares of Common Stock equal in value to $25,000 based on the fair market value of the Common Stock on the date of grant. A non-employee director who serves as the chairperson of the Audit Committee will also receive an additional automatic grant each year of shares of Common Stock equal in value to $10,000, based on the fair market value of the Common Stock on the date of the grant. Non-employee directors who serve as the chairperson of the Compensation Committee and the Governance Committee each receive an additional automatic grant each year of shares of Common Stock equal in value to $5,000, based on the fair market value of the Common Stock on the date of the grant. Directors who make an effective election may defer receipt of all or a portion of these shares of Common Stock. In the 2002 fiscal year, all but one director elected to so defer shares of Common Stock. Directors who are employed by the Company do not receive any compensation for their Board activities.

        As a result of the diminution in the price of the Common Stock, all shares of Common Stock under the Director Plan have been issued and there are no shares of Common Stock available for issuance. The

Director Plan may be amended by the Governance Committee without further shareholder approval, except to the extent shareholder approval is required by law or rules applicable to companies listed on the NASDAQ Stock Market.

Federal Income Tax Consequences

        The Federal income tax consequences to the Company and the grantee upon the grant and exercise of stock options are substantially as follows:

        A grantee will not recognize any taxable income at the time NQSOs are granted. Upon the exercise of the NQSO, the grantee will recognize ordinary income equal to the excess of the fair market value of the shares received on the exercise over the exercise price.

        The Company is not entitled to a tax deduction at the time NQSOs are granted; however, the Company is entitled to a deduction equal to the grantee's taxable income at the time the grantee recognizes the income. The Company will withhold from the grantee taxes due, as the Company determines is required.

        A grantee who receives restricted stock may make an election under Section 83(b) of the Code (a "Section 83(b) Election") to have the grant taxed as compensation income at the time of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of stock granted shall be taxed as a capital gain (or loss) upon a subsequent sale of the shares. However, if the grantee does not make a Section 83(b) Election, then the grant will be taxed as ordinary compensation income at the full fair market value (less any amount paid therefor by the grantee) on the date that the restrictions imposed on the shares expire. Unless a grantee makes a Section 83(b) Election, any dividends paid on the stock subject to the restrictions are compensation income to the grantee.

        A director entitled to receive shares of Common Stock pursuant to the Director Plan who defers receipt of such shares will not be taxed on the shares when they are granted. Instead, the director will be taxed on the then current value of the shares when they are actually distributed and the Company will be entitled to a corresponding income tax deduction at that same time.

        The Company is generally entitled to an income tax deduction for any compensation income taxed to the grantee on restricted stock, including dividends paid on the stock, subject to the limitations of Section 162(m) of the Code.

Securities Underlying Stock Options

        The market value of a share of Common Stock as of March 28, 2003 was $2.37 per share. Following receipt of shareholder approval, the Company plans to register the shares newly available under the Director Plan under the Securities Act of 1933.

New Plan Benefits

        The following chart presents the benefits or amounts that will be received by or allocated to each of the following groups for the 2003 fiscal year, to the extent that those benefits or amounts are determinable:

DIRECTORS' STOCK OPTION AND STOCK AWARD PLAN

Name and Position	Dollar Value ($)	Number of Shares
Michael W. Ferro, Jr., Chairman of the Board and Chief Executive Officer	N/A	N/A
Michael W. Nelson, Vice President, Chief Financial Officer and Treasurer	N/A	N/A
Stephen J. Cole, Senior Vice President of Corporate Strategy	N/A	N/A
Patricia A. Plante, Former Vice President of Professional Services	N/A	N/A
Rebecca S. Maskey, Former Executive Vice President, Chief Financial Officer and Treasurer	N/A	N/A
Executive Officers as a group	N/A	N/A
Non-Executive Directors as a group (5 persons)	(1)	50,000	(2)
Non-Executive Officers as a group	N/A	N/A

(1)
The dollar value of the options expected to be granted in 2003 cannot be determined. The options will be granted on May 2, 2003 with an exercise price equal to the market price of the Common Stock on that date. Additionally, non-employee directors will receive an automatic grant each year of shares of Common Stock equal in value to $25,000 based on the fair market value of the Common Stock on the date of grant. A non-employee director who serves as the chairperson of the Audit Committee will also receive an additional automatic grant each year of shares of Common Stock equal in value to $10,000, based on the fair market value of the Common Stock on the date of the grant. Non-employee directors who serve as the chairperson of the Compensation Committee and the Governance Committee each receive an additional automatic grant each year of shares of Common Stock equal in value to $5,000, based on the fair market value of the Common Stock on the date of the grant.

(2)
Each director will receive an option to purchase 10,000 shares of Common Stock.

Required Vote

        The affirmative vote of a majority of all of the outstanding Common Stock entitled to vote at the Annual Meeting is required to approve the increase in the number of shares reserved for issuance under the Director Plan.

        THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE DIRECTOR PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE AMENDMENT TO THE DIRECTOR PLAN UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

PROPOSAL NO. 3

PERMIT THE BOARD OF DIRECTORS OF THE COMPANY, AT ITS DISCRETION,
TO REORGANIZE THE COMPANY THROUGH THE TRANSFER OF
ALL OR SUBSTANTIALLY ALL OF THE COMPANY'S OPERATING ASSETS AND LIABILITIES
TO A NEW WHOLLY-OWNED SUBSIDIARY OF THE COMPANY

The Proposal

        The Company is currently considering various plans to reorganize its business to provide potential for increased growth and profit. In connection therewith, the Company is seeking shareholder approval of a proposal to permit the Board, at its discretion, to transfer all or substantially all of the Company's operating assets to a wholly-owned subsidiary which would also assume substantially all of the Company's operating liabilities. After the proposed transfer, the Company's assets would consist of all of the outstanding capital stock of the new subsidiary and cash.

        The proposed transfer of the operating assets and liabilities of the Company to a new wholly-owned subsidiary and the consequent corporate structure would permit greater flexibility in the management and financing of new and existing business operations and facilitate acquisitions, dispositions and other transactions. The new corporate structure would also facilitate the Company's entry into new businesses, sale of existing businesses and the formation of joint ventures or other business combinations with third parties.

        It is contemplated that the reorganization would further the objective of operating the Company's businesses, and any additional businesses acquired in the future, on a more self-sufficient, independent economic basis. As a result of the reorganization, financings could be arranged by any future subsidiaries of the Company based on their separate cash flows and creditworthiness. The reorganization would also limit the Company's exposure to liability, to the extent provided by law, to the assets of the subsidiary corporation engaged in the operations which may give rise to such liability.

        In addition, the reorganization would permit improved delineation of administrative and other responsibilities within the corporate structure and would allow a designated group of executive employees to concentrate their efforts on the concerns of the consolidated enterprise as a whole while at the same time placing certain definable business functions in separate subsidiaries and thereby achieving better allocation of responsibilities and more efficient operation.

Certain Effects of the Proposed Reorganization

        Effect on Shareholders' Rights.    The reorganization of the Company will not entail the issuance or redemption of any shares of capital stock of the Company and will not affect the Company's outstanding capital stock. The shareholders of the Company will maintain the same voting, dividend and liquidation rights and ownership interests as before the reorganization.

        As a result of the reorganization, the shareholders will not directly elect the directors of the wholly-owned subsidiary. Directors of the subsidiary company will be elected by the Board, as the Company will be the sole shareholder of the subsidiary company. Notwithstanding that fact, the overall management of the affairs and operations of the Company will be under the direction of the Board, who will be elected by the current shareholders of the Company.

        On March 6, 2003, the Company issued a press release announcing that it had received a letter, dated March 4, 2003, from Insight Venture Management, LLC ("Insight") indicating that Insight was prepared to discuss a proposed offer by Insight to acquire all of the Company's Common Stock. The proposed reorganization of the Company had been under consideration by the Company's Board of Directors prior to the receipt of a February 24, 2003 letter from Insight and was not a response to either proposal from Insight. Under applicable law, any merger or transaction involving the sale of substantially all of the Company's assets would be subject to the approval of the Company's shareholders.

        Effect on Company's Financial Statements.    For financial accounting and reporting purposes, the new subsidiary company will be fully consolidated with the Company. The net income from the subsidiary company, reflected as income on the Company's consolidated financial statements, will finance growth or be available for any future payment of dividends to the shareholders of the Company. The reorganization is not expected to otherwise have any material financial implications for the Company.

        Other Effects on the Company and Shareholders.    Except for the structural changes described herein, consummation of the proposed internal reorganization is not expected to result in any material change in the overall operations of the Company or the location of its facilities. Similarly, the proposed reorganization will not result in any change in the current membership of the Board. Persons who are currently serving as officers and Directors of the Company may become officers and/or directors of one or more subsidiaries.

        As discussed above under "Effect on Shareholders' Rights," shareholders of the Company will not be entitled to elect the directors of the new subsidiary company. Instead the shareholders of the Company will elect the Directors of the Company, who will have overall responsibility for the management of the Company and its wholly-owned subsidiary. Similarly, the shareholders' statutory right to inspect the books and records of the Company under applicable Delaware law may not extend to the books and records of the wholly-owned subsidiary.

        Additionally, shareholders of the Company will not be entitled to approve the sale, lease or exchange of all or substantially all of the property and assets of the subsidiary company unless such sale, lease or exchange involves property or assets comprising all or substantially all of the property or assets of the Company.

        While the proposed transfer of the operating assets and liabilities of the Company to a wholly-owned subsidiary and the implementation of the reorganization would not create any conflict of interests between the Company and its shareholders, in the event that the subsidiary company, through public or private sale, should be owned in part by persons other than the Company or its shareholders, such conflicts could arise.

Federal Tax Consequences

        Any operating assets transferred by the Company to a wholly-owned subsidiary pursuant to the reorganization proposal will be conveyed to the appropriate subsidiary company on a tax-free basis pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

Conditions to Implementation of The Reorganization Proposal

        In addition to being subject to approval of the shareholders and the Board, at its discretion, the proposed transfer of the operating assets and liabilities of the Company to a wholly-owned subsidiary is subject to the Company receiving all necessary consents of lessors and other parties. No federal or state regulatory requirements must be complied with, nor must any governmental approval be obtained.

Rights of Dissenting Shareholders

        Shareholders of the Company who object to the terms of the reorganization and vote against its approval at the Annual Meeting will not be entitled to appraisal or other similar rights under Delaware law in the event that the Board of Directors subsequently determines to proceed with the reorganization. Under Section 262 of the Delaware General Corporation Law, shareholders are not entitled to appraisal rights in the event of a transfer of all or substantially all of the assets of a company, unless the company so transferring its assets provides for appraisal rights in its certificate of incorporation. The Company's certificate of incorporation does not provide appraisal rights to shareholders in the event of a transfer of all or substantially all of the Company's assets.

Vote Required

        Under applicable Delaware law, it is an unsettled issue whether the transfer by the Company of all or substantially all of its operating assets and liabilities to a wholly-owned subsidiary requires the approval of a majority of the outstanding shares of Common Stock. The Company, however, is seeking the approval of the shareholders with respect to such transfer.

        This Proposal No. 3 is intended only to give the Board of Directors the authority, at their discretion, to effect the proposed reorganization. If the proposed reorganization is not approved by the shareholders, the Company will not proceed with the reorganization. Even if the shareholders approve the proposed reorganization, further action by the Company's Board of Directors will be required to authorize the actual transactions contemplated by the proposed reorganization. There can be no assurance that the Board would, in fact, so authorize such actual transactions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE TRANSFER BY THE COMPANY OF ALL OF ITS OPERATING ASSETS AND LIABILITIES TO A WHOLLY-OWNED SUBSIDIARY AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE APPROVAL OF THE TRANSFER UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT AUDITORS

        The Audit Committee has appointed KPMG LLP as the Company's independent auditors to audit its consolidated financial statements for the year ending December 31, 2003, subject to ratification of the appointment by the Company's shareholders. During the 2002 fiscal year, KPMG LLP served as the Company's independent auditors and also provided certain tax and other consulting services. The Company has been advised by KPMG LLP that neither it nor any of its members has any direct or indirect financial interest in the Company.

        Although the Company is not required to seek shareholder approval of this appointment, the Audit Committee and the Board believe it to be sound corporate practice to do so. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and the Audit Committee will reconsider the appointment. Representatives of KPMG LLP are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

        THE AUDIT COMMITTEE RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of March 17, 2003, concerning:

  •
  beneficial ownership of the Company's Common Stock by Michael W. Ferro, Jr., Jerry Murdock and entities affiliated with Insight Capital Partners and Capital Group International, Inc. and its subsidiaries, the only beneficial owners of 5% or more of the Company's Common Stock;

  •
  beneficial ownership of the Company's Common Stock by all current directors and executive officers named in the Summary Compensation Table herein; and

  •
  beneficial ownership of the Company's Common Stock by all current directors and executive officers as a group.

        The number of shares beneficially owned by each entity, person, current director or Named Executive Officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the right to acquire as of May 16, 2003, 60 days after the record date of March 17, 2003, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, or dependent children within his or her household with respect to the shares set forth in the following table. Unless otherwise indicated, the address for all current executive officers and directors is c/o Click Commerce, Inc., 200 East Randolph Drive, Suite 4900, Chicago, Illinois 60601.

BENEFICIAL OWNERSHIP TABLE

Name of Beneficial Owner	Shares of Common Stock	Shares Issuable Upon Exercise of Stock Options or Warrants Exercisable within 60 Days	Awards of Common Stock Deferred	Total	Percent of Class
Michael W. Ferro, Jr.	2,854,864	—	—	2,854,864	35.3%
Emmanuel A. Kampouris(1)	34,885	6,000	8,601	49,486	*
Andrew J. McKenna	400	3,296	6,813	10,509	*
Jerry Murdock(2) Entities affiliated with Insight Capital Partners 527 Madison Ave., 10th Floor New York, New York 10022	1,555,264	6,000	7,250	1,568,514	19.4%
John F. Sander	1,800	4,170	6,750	12,720	*
Edwina D. Woodbury	500	6,000	10,149	16,649	*
Capital Group International, Inc.(3). 11100 Santa Monica Blvd. Suite 1500 Los Angeles, CA 90025	1,155,020	—	—	1,155,020	14.3%
Stephen J. Cole	—	10,500	—	10,500	*
Michael W. Nelson	50	10,400	—	10,450	*
All directors and executive officers as a group (8 persons)	4,447,763	36,966	39,563	4,534,292	55.8%

*
Less than one percent

(1)
Includes 29,200 shares held by a charitable organization with respect to which Mr. Kampouris holds voting and investment power over such shares, but no pecuniary interest. Mr. Kampouris disclaims beneficial ownership of the shares held by the charitable organization.

(2)
As of March 6, 2003, according to a Schedule 13D filed with the SEC on March 6, 2003, includes 1,071,092 shares held by Insight Capital Partners III L.P., 187,748 shares held by Insight Capital Partners III Co-Investors, L.P., and 265,329 shares held by Insight Capital Partners (Cayman) III, L.P. Insight Venture Associates III, LLC is the general partner of each of Insight Capital Partners III, L.P., Insight Capital Partners III Co-Investors, L.P. and Insight Capital Partners (Cayman) III, L.P. Mr. Murdock, a director of the Company, is a partner of Insight Venture Associates III, LLC. Mr. Murdock disclaims beneficial ownership of the shares held by Insight Capital Partners III, L.P., Insight Capital Partners III Co-Investors, L.P. and Insight Capital Partners (Cayman) III, L.P., except to the extent of his pecuniary interests therein arising from his membership interest in Insight Venture Associates III, L.L.C.

(3)
As of December 31, 2002, according to a Schedule 13G filed with the SEC on February 11, 2003, by Capital Group International, Inc. ("CGI"), the Common Stock reported herein is beneficially owned by CGI and its subsidiary, Capital Guardian Trust Company (the "Trust"). CGI has sole voting power over 885,420 shares of Common Stock and sole dispositive power over 1,155,020 shares of Common Stock. Its subsidiary, the Trust, has sole voting power over 882,400 shares of Common Stock and sole dispositive power over 1,152,000 shares of Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock ("Section 16 Reporting Persons") to file with the SEC reports regarding their ownership and changes in ownership of the Company's Common Stock. During the 2002 fiscal year, none of the Section 16 Reporting Persons failed to file such reports on a timely basis.

EXECUTIVE COMPENSATION

        The following table sets forth certain compensation information with respect to services rendered to the Company by its Chief Executive Officer and its four other executive officers whose combined salary and bonus exceeded $100,000 in the fiscal year ended December 31, 2002 (collectively, the "Named Executive Officers"). All information set forth in this table reflects compensation earned by these individuals for services with the Company for the fiscal years ended December 31, 2002, 2001 and 2000.

Summary Compensation Table

						Long Term Compensation
			Annual Compensation
Name						Securities Underlying Options (#)	All Other Compensation ($)
	Year		Salary ($)		Bonus ($)
Michael W. Ferro, Jr. Chairman of the Board of Directors and Chief Executive Officer	2002 2001 2000		237,508 6,592 192,308	(2)	— — 119,032	— — —	51,787 34,915 44,666	(1) (1) (1)
Michael W. Nelson Vice President, Chief Financial Officer and Treasurer	2002 2001 2000	(3)	133,865 114,711 65,385		— 10,000 15,000	40,000 600 3,000	— — —
Stephen J. Cole Senior Vice President of Corporate Strategy	2002 2001 2000	(3)	134,538 150,000 14,423		— 25,000 —	9,001 3,000 15,000	— — —
Patricia A. Plante(4) Former Executive Vice President	2002 2001 2000		193,846 200,000 194,615		5,303 25,000 70,000	— 3,001 5,000	— 15,283 —	(5)
Rebecca S. Maskey(6) Former Executive Vice President, Chief Financial Officer and Treasurer	2002 2001 2000	(3)	100,038 170,000 170,000		— — 42,000	— 20,000 —	— — —

(1)
Includes cost of car and parking allowance and other personal living allowances, primarily tax record keeping and preparation services, reimbursed by the Company.

(2)
Includes minimum payments made in order for Mr. Ferro to maintain his eligibility to receive benefits.

(3)
Partial year of employment.

(4)
Ms. Plante resigned from the Company effective in January 2003.

(5)
Includes commissions earned.

(6)
Ms. Maskey resigned from the Company effective in August 2002.

Option Grants In Last Fiscal Year

        The following table sets forth all grants of options to acquire shares of the Company's Common Stock granted to the Named Executive Officers for the fiscal year ended December 31, 2002.

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year(2)
Name			Exercise Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
Michael W. Ferro, Jr.	—	—	—	—	—	—
Michael W. Nelson	40,000	34.7%	$3.65	8/7/12	91,819	232,686
Stephen J. Cole	9,001	7.8%	$13.50	1/10/12	76,419	193,661
Patricia A. Plante	—	—	—	—	—	—
Rebecca S. Maskey	—	—	—	—	—	—

(1)
Options granted to Mr. Nelson vested 20% on December 31, 2002 and 40% will vest on each of December 31, 2003 and 2004. Options granted to Mr. Cole vest proportionally over a period of four years.

(2)
Based on an aggregate of 115,380 stock options awarded to employees in the 2002 fiscal year.

(3)
Potential realizable values are net of exercise price before taxes, and are based on the assumption that the Company's Common Stock appreciates at the annual rate shown compounded annually from the date of grant until the expiration of the ten-year term. These numbers are calculated based on SEC requirements and do not reflect the Company's projections or estimates of future stock price growth.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth the aggregate option exercises of each of Named Executive Officers during the 2002 fiscal year and their respective holdings of unexercised options as of December 31, 2002.

			Number of Securities Underlying Unexercised Option at December 31, 2002
					Value of Unexercised In-the-Money Options at December 31, 2002(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael W. Ferro, Jr.	—	—	—	—	—	—
Michael W. Nelson	—	—	9,650	33,951	—	—
Stephen J. Cole	—	—	10,500	16,502	—	—
Patricia A. Plante	—	—	14,500	8,501	—	—
Rebecca S. Maskey	—	—	—	—	—	—

(1)
Values have been calculated based on the closing price of the Company's Common Stock of $2.02 on December 31, 2002, the last day of trading as reported on the NASDAQ National Market.

Equity Compensation Plan Information

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(B) Weighted-average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders(1)	431,371	$32.73	878,983
Equity compensation plans not approved by security holders	—	N/A	—
Total	431,371	$32.73	878,983

(1)
Consists of the following equity compensation plans:

    Amended and Restated Click Commerce, Inc. Stock Option and Stock Award Plan
    Click Commerce, Inc. Directors' Stock Option and Stock Award Plan

EMPLOYMENT ARRANGEMENTS

        Michael W. Ferro, Jr.    The Company is a party to an amended and restated employment agreement with Michael W. Ferro, Jr., dated July 9, 1999. The initial term of the agreement lasted until December 31, 2002 and was automatically extended for a successive one-year term. Unless Mr. Ferro or the Company provides at least thirty days prior notice of termination, the term of the agreement will automatically be extended for additional successive one-year terms Under the agreement, the Company is obligated to pay Mr. Ferro an annual salary of at least $250,000 plus annual discretionary bonuses. In the event Mr. Ferro's employment is terminated without cause, he would continue to receive his salary and employee benefits for twenty-four months after termination, and he would receive the earned portion of any discretionary bonuses. Mr. Ferro has agreed to assign to the Company all inventions currently used by the Company and related to its business as currently conducted in the manner now used and all inventions conceived by Mr. Ferro during the term of this agreement to the extent that such inventions are related to the Company's business. Mr. Ferro has agreed not to compete with the Company for a period of twenty-four months following the cessation of his employment.

        Michael W. Nelson.    The Company is a party to an employment agreement with Michael W. Nelson, dated August 7, 2002. The initial term of the agreement is until December 31, 2004, unless earlier terminated. Under the agreement, the Company is obligated to pay Mr. Nelson an annual salary of $170,000 plus annual discretionary bonuses. In the event Mr. Nelson's employment is terminated without cause, the Company is obligated (i) to provide twelve months severance or the balance of the agreement, whichever is shorter and (ii) to continue to provide certain employee benefits for the remaining period of the initial term. Additionally, Mr. Nelson would be entitled to retain any options which had vested as of the time of termination. Mr. Nelson has agreed to assign to the Company all inventions currently used by the Company and related to its business as currently conducted in the manner now used and all inventions conceived by Mr. Nelson during the term of the agreement to the extent that such inventions are related to the Company's business. Mr. Nelson has agreed not to compete with the Company in the United States, Western European or Australian markets for a period of twenty-four months following the termination of his employment for any reason. In the event of a "change in control" of the Company, all options held by Mr. Nelson will vest immediately.

        Rebecca S. Maskey.    Ms. Maskey voluntarily resigned from employment with the Company on August 5, 2002. Under the terms of a letter agreement between the Company and Rebecca S. Maskey, dated September 15, 1999, Ms. Maskey was employed at an annual salary of $170,000 plus an annual bonus equal to 25% of her annual salary, based upon achievement of certain performance goals. Ms. Maskey was granted an option to purchase 72,000 shares of the Company's Common Stock at an exercise price of $5.75 per share, vesting ratably over four years. Options not vested at the time of a voluntary termination of employment automatically terminated.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Company's executive compensation program is administered by the Compensation Committee. During 2002, the Compensation Committee consisted of Emmanuel Kampouris (Chairperson), Peter Larson and Leslie Shroyer, none of whom are employees of the Company. Messrs. Larson and Shroyer subsequently resigned from service on the Board were replaced by Jerry Murdock and Edwina Woodbury as of February 13, 2003. The Compensation Committee is responsible for approving and reporting to the Board on all elements of compensation for the elected corporate officers and for administering the Company's stock option plans. The Compensation Committee has furnished the following report on executive compensation for fiscal year 2002.

General Compensation Philosophy

        The goal of the executive compensation program is to provide a total compensation package composed of (i) base salary; (ii) annual incentives; (iii) equity incentives; and (iv) benefits. The total package is designed to attract and retain officers, motivate them to contribute to the Company's success and reward them for their performance. The compensation program is also intended to link a portion of each executive officer's compensation to the performance of both the Company and the individual executive officer. The Compensation Committee will apply these principles to determine annual compensation for the executive officers of the Company, but will not assign any specific weighting or apply any formula to these factors.

Base Salary

        Base salary levels for several of the executive officers were established prior to the formation of the Compensation Committee. In determining future base salaries and for new executive officers, both quantitative and qualitative factors relating to corporate and individual performance have and will be examined. In many instances, qualitative factors will involve a subjective assessment by the Compensation Committee. The Compensation Committee will consider a mix of factors and evaluate individual performance against that mix in both absolute terms and in relation to that of the executives' peers.

Annual Incentives

        The Company maintains an annual cash incentive bonus program to reward executive officers and other key employees for attaining performance goals. These goals are based primarily on company-wide performance targets, but weight may also given to individual performance, especially for senior management.

Equity Incentives

        In 2002, the Company granted options to purchase Common Stock, which in the aggregate represented rights to purchase 49,001 shares of Common Stock to executive officers under the Company's stock option plans. The Company determines the number of options granted to executive officers by evaluating each officer's job responsibilities, past performance, expected future contributions, existing stock and unvested option holdings and potential reward to the executive officer if the stock price appreciates in the public market. Option grants may also be made to new executive officers upon commencement of employment and, on occasion, to executive officers in connection with a significant change in job responsibility. The Company believes that these stock option grants will more closely align the long-term interests of senior management with those of the Company's shareholders and assist in retention of key executives.

Benefits

        In 2002, the Company offered benefits to its executive officers that were substantially similar to those offered to all of the employees of the Company. These benefits included a 401(k) plan; medical and dental insurance; and life and disability insurance.

Compensation of the Chief Executive Officer

        In 2002, Michael W. Ferro, Jr. served as the Company's Chief Executive Officer. In determining Mr. Ferro's compensation for fiscal year 2002, the Compensation Committee considered a number of factors including, among things, the compensation of other executive officers of the Company, Mr. Ferro's voluntary waiver of compensation in 2001 and the fact that Mr. Ferro was not awarded a bonus or stock options during fiscal year 2001. Ultimately, the Compensation Committee decided to award Mr. Ferro a salary at the annual rate of $300,000 for fiscal year 2002, but did not award him any options to purchase shares of the Company's Common Stock. Mr. Ferro's employment agreement was established prior to the formation of the Compensation Committee. Pursuant to his employment agreement, Mr. Ferro is eligible to earn an annual cash bonus equal to 50% of his annual salary subject to the achievement of certain financial goals and specified organizational and personal management objectives.

Submitted by the Compensation Committee
of the Board of Directors

    Emmanuel A. Kampouris

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee are set forth in the preceding section. There are no members of the Compensation Committee who were officers or employees of the Company or any of its subsidiaries during the 2002 fiscal year or formerly officers of the Company or any of its subsidiaries.

        The Company paid $415,000 to WarrantyCheck.com ("WarrantyCheck") in 2002 for services provided to the Company on a subcontract basis. Michael W. Ferro, Jr. is the founder, a director and majority shareholder of WarrantyCheck and, Leslie Shroyer, a former director of the Company, is the Chairman of the Board of Directors of WarrantyCheck.

AUDIT COMMITTEE REPORT

        The Audit Committee has reviewed the quality and integrity of the Company's audited consolidated financial statements, its compliance with legal and regulatory requirements, the qualification and independence of its independent accountants, the performance of its independent accountants and significant financial matters. The Audit Committee has also discussed such financial statements with management and with KPMG LLP, the Company's independent auditors during the 2002 fiscal year. The Audit Committee has discussed with KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards AU §380).

        The Audit Committee received from KPMG LLP the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG LLP that firm's independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and be filed with the SEC.

Submitted by the Audit Committee
of the Board of Directors

    Edwina D. Woodbury (Chairperson)
    Andrew J. McKenna
    John F. Sandner

Audit Fees

        The aggregate fees billed (or expected to be billed) for professional services rendered by KPMG LLP for the audit of the Company's financial statements for fiscal year 2002 and the reviews by KPMG LLP of the consolidated financial statements included in the Company's Forms 10-K for fiscal year 2002 were $172,500.

Financial Information Systems Design and Implementation Fees

        KPMG LLP did not provide the Company with any financial information systems design and implementation services in fiscal year 2002.

All Other Fees

        The aggregate fees billed (or expected to be billed) for services rendered by the independent auditor to the Company and not otherwise described under "Audit Fees" for fiscal year 2002 were $60,000, primarily related to tax compliance and consulting services. The Audit Committee has determined that the independent auditors' provision of the non-audit services described above is compatible with maintaining the independent auditors' independence.

RELATED PARTY TRANSACTIONS

Transactions With Executive Officers, Directors and Significant Shareholders

        In April 2000, the Company entered into a transaction with Andersen Consulting, LLP, now known as Accenture, which provided for joint marketing and promotion of the Company's products and integration services and Accenture's services. To incentivize Accenture, the Company issued Accenture a warrant to purchase up to 818,226 (adjusted to 163,645 following the Reverse Split) shares of the Company's Common Stock at an exercise price of $12.22 per share (adjusted to $61.11 following the Reverse Split). On December 19, 2002, the Company repurchased and cancelled the warrant in exchange for an accelerated payment of a non-performance penalty to which the Company was entitled as part of the joint marketing and promotion transaction. During fiscal year 2002, the Company made no payments for consulting or other services to Accenture.

        Michael W. Ferro, Jr. is also the founder, a director and majority shareholder of WarrantyCheck.com ("WarrantyCheck"). During 2002, the Company paid WarrantyCheck approximately $415,000 for sub-contracted services.

        The Company has participated in several seminars sponsored by Hammer and Company, Inc. and paid Hammer and Company an aggregate of $25,000 in fiscal year 2002 for sponsorship of seminars and attendees at such seminars. Dr. Michael Hammer, a former director of the Company, is the President and Founder of Hammer and Company.

        The company entered into a software reseller agreement with Enigma Information Retrieval Systems ("Enigma") in the fourth quarter of 2001, pursuant to which Enigma agreed to purchase licenses from the Company in an aggregate amount of $500,000. Jerry Murdock, a director of the Company, is a partner in Insight Venture Associates IV, LLC, which is the general partner of Insight Capital Partners IV and certain affiliated entities, which beneficially own, in the aggregate, approximately 11% of the capital stock of Enigma. This agreement was terminated in December 2002.

        The Company entered into a software license agreement with Schwarz in the second quarter of 2002 pursuant to which software and services revenue in the aggregate of $474,000 was recognized. Andrew J. McKenna, a director of the Company, is also the Chairman of the Board of Directors and Chief Executive Officer of Schwarz.

STOCK PRICE PERFORMANCE GRAPH

        The graph below shows the cumulative total shareholder return assuming an investment of $100 (and the reinvestment of any dividends, if any, thereafter) beginning on June 27, 2000, the first trading day of the Company's Common Stock and ending on December 31, 2002, the last trading day of fiscal year 2002, in each of the Company's Common Stock, the NASDAQ Composite Index, and the Standard and Poor's ("S&P") Computer Software and Services Index. The Company's Common Stock price performance shown in the following graph is not indicative of future stock price performance.

        The actual returns shown on the graph above are as follows:

		Value of Investment on
	Initial Investment on 6/27/00
		12/31/00	12/31/01	12/31/02
Click Commerce, Inc	$100.00	$118.44	$17.93	$2.29
NASDAQ Composite Index	100.00	64.02	50.54	34.61
S&P Software and Services Index	100.00	62.65	63.43	44.77

Annual Report Available Upon Request

        The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, is available without charge to each shareholder, on such shareholder's written request to Investor Relations at the Company's address indicated on the Notice of Annual Meeting of Shareholders on the first page of this Proxy Statement.

Incorporation by Reference

        The Report of the Compensation Committee of the Board of Directors on Executive Compensation, the Audit Committee Report (including reference to the independence of the members of the Audit Committee) and the Stock Price Performance Graph above are not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

Shareholder Proposals

        Shareholders may submit proposals for consideration at future annual shareholder meetings, including director nominations.

        Shareholder Proposals.    In order for a shareholder proposal or director nomination to be considered for inclusion in the Company's proxy statement and form of proxy for next year's annual meeting, the written proposal must be received by the Company no later than December 2, 2003, which is 120 days prior to the anniversary of the mailing date of this year's proxy statement. Such proposals or director nominations will need to comply with the SEC's regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials, must meet all other information and notice requirements contained in the Company's Bylaws and include any other information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended for director nominations.

        Copy Of Bylaw Provisions.    Shareholders may contact Michael W. Nelson, Vice President, Chief Financial Officer and Treasurer at the Company's corporate headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

By order of the Board of Directors

David S. Stone Secretary
Date: April 4, 2003

APPENDIX A

CLICK COMMERCE, INC.

SECOND AMENDED AND RESTATED
AUDIT COMMITTEE
CHARTER

I.    COMMITTEE PURPOSES

        The essential functions of the Audit Committee (the "Committee") in assisting the board of directors (the "Board") in fulfilling its oversight responsibilities are to review (a) the integrity of the Corporation's financial reporting process and financial information systems, the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that the Corporation's management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally; (b) the qualifications and appointment of the independent public accountants, including the scope of, and fees for, their audits; (c) any and all related party agreements and arrangements between the Corporation and its affiliates and any disputes that may arise thereunder; and the Corporation's compliance with legal and regulatory requirements. The Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

  •
  Provide an open avenue of communication among the independent accountants, the Corporation's financial and senior management, and the Board.

  •
  Review and appraise the fairness of related party transactions.

  •
  Assist Board oversight of the integrity of the Corporation's financial statements, the Corporation's compliance with legal and regulatory requirements, the independence and performance of the Corporation's independent accountants.

  •
  Prepare the audit report required by the Securities and Exchange Commission ("SEC") to be included in the Corporation's annual proxy statement.

II.    COMPOSITION

        The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an Independent Director, meeting the experience or other requirements specified from time to time by Section 10A(m)(3) of the Securities Exchange Act of 1934 ("Exchange Act"), the NASDAQ Stock Market for continued listing on the Nasdaq National Market and the rules and regulations of the SEC, and otherwise free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

        All members of the Committee shall be financially literate, which includes having a working familiarity with basic finance and accounting practices including the ability to read and understand fundamental financial statements, including the balance sheet, income statement and statement of cash flows.

        At least one member of the Committee shall be an audit committee financial expert. An audit committee financial expert is a person who has all of the following attributes: (a) an understanding of generally accepted accounting principles and financial statements, (b) an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation's financial statements, or experience actively supervising one or more persons engaged in such activities, (d) an understanding of internal controls and procedures for internal reporting, and (e) an understanding of audit committee functions. The foregoing attributes must be acquired through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (2) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions; (3) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (4) other relevant experience. The chair of the Committee (the "Chair") is not required to be an audit committee financial expert.

        The Members of the Committee may not serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of any such member to effectively serve on the Committee.

        The Members of the Committee shall be appointed by the Board at the annual organizational meeting of the Board on the recommendation of the Governance Committee and shall serve until their successors shall be duly elected and qualified. Members of the Committee may be replaced by the Board of Directors.

III.  MEETINGS

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least quarterly with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend any meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.  RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1.
Review this Charter at least annually for adequacy and update its provisions, as conditions dictate.

2.
Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants, and recommend to the Board of Directors whether the audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

3.
Review the reports to the Corporation's management prepared by the Corporation's independent auditors and management's response to such reports.

4.
Review and discuss with the Corporation's financial management and the independent accountants any regular report to the Securities and Exchange Commission containing any report on the Corporation's financial statements, prior to its filing or prior to the release of earnings, including disclosures made in management's discussion and analysis. The Chair may represent the entire Committee for purposes of this review.

5.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including any changes in the Corporation's accounting policies, issues regarding the adequacy of the Corporation's internal control procedures and any procedures or practices adopted in response to any material control deficiencies.

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Independent Accountants

6.
Retain and terminate the independent accountants, subject to ratification by the stockholders of the Corporation, consider independence and effectiveness of the independent accountants, determine the fees and other compensation to be paid to the independent accountants and approve any non-audit services to be provided to the Corporation by the independent accountants.

7.
On an annual basis, obtain and review a report by the independent accountants describing the Corporation's internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the Corporation or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, in respect of any audit carried out by the Corporation, and any steps taken to deal with such issues and all relationships the independent accountants have with the Corporation.

8.
Recommend to the Board any action to take to ensure the independence of the independent accountants. The Committee is to advise the independent accountants that the independent accountants are ultimately accountable to the Board and the Committee, as representatives of the stockholders of the Corporation.

9.
Review, evaluate and report to the Board on the performance of the independent accountants, and when circumstances warrant, discharge the independent accountants.

10.
Periodically consult with the independent accountants out of the presence of the Corporation's management about internal controls and the completeness and accuracy of the financial statements.

11.
Review the independent accountants' audit plan, including scope, staffing, general audit approach, difficulties and management's response.

12.
Prior to the Corporation's release of its year-end earnings report, discuss the results of the audit with the independent accountants.

13.
Resolve any disagreements between the independent accountants and the management of the Corporation.

14.
Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law or the rules and regulations of the stock market or stock exchange on which the Corporation's securities trade.

Financial Reporting Process

15.
In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

16.
Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

17.
Review on a quarterly basis major issues and changes regarding accounting principles and financial statement presentation and major issues regarding the adequacy of internal controls, management and the independent accountants' analyses of critical accounting policies and significant financial reporting issues and judgments affecting financial statements, including analyses of the impact of alternative methods under generally accepted accounting principles, ramifications of the use of such alternative disclosures and treatments and the alternative treatment preferred or recommended by the independent auditor, the effect of regulatory and accounting initiatives and off-balance sheet structures and material written communications between the independent accountants and management, copies of which shall be provided to the Committee members.

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18.
Review disclosures made to the Committee by the Corporation's chief executive officer and chief financial officer during their certification process of the Corporation's Annual Report on Form 10-K and Quarterly Report on Form 10-Q regarding significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or employees who have a significant role in the Corporation's internal controls.

Process Improvement

19.
Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in Corporation management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

20.
Discuss separately with each of management and the independent accountants the Corporation's annual audited financial statements and quarterly financial statements and the Corporation's disclosures under the management discussion and analysis section of the Corporation's public filings.

21.
Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

22.
Establish procedures for receiving, retaining and addressing complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

23.
Discuss earnings press releases, paying particular attention to any pro forma information or adjusted financial information that is not consistent with generally accepted accounting principles, as well as financial information and earnings guidance provided to analysts and rating agencies.

24.
Discuss policies with respect to risk assessment and risk management, including major exposures and the steps taken to monitor and control such exposures.

25.
Meet separately, at least quarterly, with management and the independent accountants.

26.
Set clear hiring policies for the hiring by the Corporation of employees or former employees of the independent accountants who participated in any capacity in the audit of the Corporation.

27.
Report regularly to the full Board.

28.
Perform an annual evaluation of the Committee.

Ethical and Legal Compliance

29.
Review and periodically update the Corporation's Code of Business Conduct and Ethics to ensure that it complies with the requirements established from time to time by the rules and regulations of the Exhange Act and as promulgated by the SEC and the rules of the NASDAQ Stock Market for continued listing on the Nasdaq National Market and confirm that the Corporation's management has established a system to monitor and enforce this Code.

30.
Confirm that the Corporation's management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

31.
Review activities, organizational structure, and qualifications of financial management.

32.
Review, with the Corporation's counsel, legal compliance matters.

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33.
Review, with the Corporation's counsel, any legal matter that the Committee understands could have a significant impact on the Corporation's financial statements.

34.
Conduct or authorize investigations into matters within the Committee's scope of responsibilities. The Committee is authorized to retain, and determine funding for, independent counsel, accountants, or others to assist it in the conduct of any investigation.

35.
Perform any other activities, consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Related Party Transactions

36.
Review for fairness to the Corporation and its subsidiaries, as applicable, and approve all proposed transactions or other arrangements between any affiliated or related party and either or both the Corporation and its subsidiaries.

37.
Annually review a summary of director and officer related party transactions and potential conflicts of interest.

38.
Review and make recommendations to the Board regarding any dispute between any affiliated or related party and either or both the Corporation and its subsidiaries.

Independent Director Compensation

39.
Prohibit any Independent Director and such director's non-employee family members from receiving from the Corporation any payments, including political contributions, in excess of $60,000 per year other than payments received for being a director. Such payments would include equity-based compensation and would not preclude an Independent Director from receiving a pension or other deferred compensation for past service, provided that such additional compensation is not contingent on continued service to the Corporation.

Limitation of Responsibility

40.
While the Audit Committee has the responsibilities and powers provided by this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Similarly, it is not the duty of the Committee to assure compliance with laws, regulations or any the Corporation's Code of Professional Conduct.

V.    INDEPENDENCE OF DIRECTORS

41.
For purposes of this Charter, a director is deemed to be an Independent Director according to the following requirements:

•
A director who is an employee, or was an employee, (including non-employee executive officers) of the Corporation, its subsidiaries, or any of its affiliates may not serve on the Committee until three years following termination of employment. "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

•
A director who is a partner, controlling shareholder, or executive officer of a for profit or not-for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years is not considered to be independent "Business relationships" can include commercial, industrial, banking,

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    consulting, legal, accounting, and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer, or employee of an organization that has such a relationship.

  •
  A director who is employed, or was employed during the preceding three years, as an executive of another corporation where any of the Corporation's executives serves, or served during the time such director was employed, on that corporation's compensation committee may not serve on the Committee.

  •
  A director who received, or whose non-employee family member received, from the Corporation, during the preceding three years, any payments, including political contributions, in excess of $60,000 during any such year other than payments received for being a director may not serve on the Committee.

  •
  A director who is a family member of an individual who is, or who was during the preceding three years was, an executive officer of the Corporation or any of its affiliates may not serve on the Committee.

  •
  A director who is an Affiliate of the Company may not serve on the Committee.

  •
  A director who is a former partner or employee of the Corporation's independent accountants who worked on the Corporation's audit may not serve on the Committee until three years following termination of employment from the independent accountants.

  •
  A director who owns or controls 20% or more of the Corporation's voting securities may not serve on the Committee.

  •
  A director who is determined not to be independent may serve on the Committee only if the Board determines in its business judgment that it is in the best interests of the Corporation for such person to serve on the Committee and the relationship does not interfere with the director's exercise of independent judgment.

  •
  It is the intent of the Corporation that at all times the Corporation's definition of Independent Director complies with such definition under applicable SEC rules and regulations and the listing requirements of any stock exchange or stock market on which the Corporation's securities trade. Therefore, notwithstanding the foregoing, in the event that at any time or from time to time the SEC or any stock exchange or stock market on which the Corporation's securities trade amends the definition of Independent Director such that the Corporation's definition would no longer comply, then such definition shall automatically and without separate action of the Board be deemed to be so amended.

VI.  COMPENSATION

        A director who serves on the Committee may not receive any consulting, advisory or other fees from the Corporation other than director and committee fees.

VII. OTHER

        Annually prepare a report to stockholders for inclusion in the Corporation's annual proxy statement, as required by SEC regulations.

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APPENDIX B

AMENDED AND RESTATED CLICK COMMERCE, INC.
DIRECTORS' STOCK OPTION AND STOCK AWARD PLAN

1.    PREAMBLE.

        Click Commerce, Inc., a Delaware corporation (the "Company"), hereby establishes the Click Commerce, Inc. Directors' Stock Option and Stock Award Plan (the "Plan") to provide automatic grants of non-qualified stock options and the payment of non-employee directors' retainers and meeting fees in common stock of the Company ("Common Stock"), from and after the Company's initial public offering of Common Stock. The Plan is intended to promote the long-term growth and financial success of the Company by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its stockholders.

2.    DEFINITIONS.

        2.1  "Award" means an Option or an award of Common Stock.

        2.2  "Board" or "Board of Directors" means the board of directors of the Company.

        2.3  "Committee" means the Board of Directors or a committee appointed by the Board to administer the Plan. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors.

        2.4  "Common Stock" means the common stock of the Company, $0.001 par value.

        2.5  "Company" means Click Commerce, Inc., a Delaware corporation, and any successor thereto.

        2.6  "Director" means a member of the Board who is not otherwise an employee of the Company and, after the Company registers shares of Common Stock under either the Securities Act of 1933, as amended, or the Exchange Act.

        2.7  "Effective Date" means the effective date of the Company's underwritten initial public offering of Common Stock.

        2.8  "Exchange Act" means the Securities Exchange Act of 1934, as it exists now or from time to time may hereafter be amended.

        2.9  "Fair Market Value" means for the relevant day:

          (a)  If shares of Common Stock are listed or admitted to unlisted trading privileges on any national or regional securities exchange, the average between the high and low sales prices reported, on the composite tape of that exchange (provided that, if the shares are listed or admitted on more than one exchange, then on the exchange designated by the Board from time to time) on the day Fair Market Value is to be determined;

          (b)  If the Common Stock is not listed or admitted to unlisted trading privileges as provided in paragraph (a), and if sales prices for shares of Common Stock are reported by the NASDAQ Stock Market ("NASDAQ"), then the average of the high and low sales price for Common Stock reported as of the close of business on the day Fair Market Value is to be determined, or if Common Stock is not traded on that day, the next preceding day on which such stock was traded; or

          (c)  If trading of the Common Stock is not reported by the NASDAQ or on a stock exchange, Fair Market Value will be determined by the Committee in its discretion based upon the best available data.

        2.10 "Option" means the right of a Participant to purchase a specified number of shares of Common Stock, subject to the terms and conditions of the Plan.

        2.11 "Option Date" means the date upon which an Option is awarded to a Participant under the Plan.

        2.12 "Option Price" means the price per share at which an Option may be exercised.

        2.13 "Participant" means an individual to whom an Option has been granted under the Plan.

        2.14 "Plan" means the Click Commerce, Inc. Directors' Stock Option and Stock Award Plan, as set forth herein and as from time to time amended.

        2.15 "Subsidiary" means any corporation or other entity of which the majority voting power or equity interest is owned directly or indirectly by the Company.

        2.16 Rules of Construction.

          (a)  Governing Law. The construction and operation of this Plan are governed by the laws of the State of Delaware.

          (b)  Headings. All headings in this Plan are for reference only and are not to be utilized in construing the Plan.

          (c)  Gender. Unless clearly appropriate, all nouns of whatever gender refer to persons of either gender.

          (d)  Singular and Plural. Unless clearly inappropriate, singular terms refer also to the plural and vice versa.

          (e)  Severability. If any provision of this Plan is determined to be illegal or invalid for any reason, the remaining provisions shall continue in full force and effect and shall be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

3.    STOCK SUBJECT TO THE PLAN.

        Except as otherwise provided in Section 10, the aggregate number of shares of Common Stock that may be issued, or subject to Options granted under this Plan, may not exceed 600,000 shares of Common Stock. Reserved shares may be either authorized but unissued shares or shares reacquired by the Company and held in its treasury, in the Board's discretion. If any Options hereunder shall terminate or expire, as to any number of shares, new Options or shares may thereafter be awarded with respect to such shares.

4.    ADMINISTRATION.

        The Plan shall be administered by the Committee. In addition to any other powers set forth in this Plan, the Committee has the exclusive authority:

          (a)  to construe and interpret the Plan, and to remedy any ambiguities or inconsistencies therein;

          (b)  to establish, amend and rescind appropriate rules and regulations relating to the Plan;

          (c)  generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the Awards granted thereunder as it may deem necessary or advisable;

          (d)  to determine, on an individual basis, or generally from time to time, the form in which payment on an Option exercise under Section 7, or tax withholding under Section 13, will be made; and

          (e)  to take any action necessary, including amendment of the Plan or any Award, as required in order for a transaction to qualify for pooling of interest accounting treatment.

2

        Notwithstanding the foregoing, to the extent necessary to satisfy Rule 16b-3 under the Exchange Act, action otherwise within the authority of the Committee shall be taken by the full Board.

5.    DIRECTOR STOCK OPTIONS.

          (a)  Each Director shall be granted (i) if he is a Director on the Effective Date, an Option to purchase 10,000 shares of Common Stock at an Option Price equal to the per share initial offering price; (ii) if he is a Director on the date of an annual meeting of the Company's stockholders, an Option to purchase 10,000 shares of Common Stock at an Option Price equal to the Fair Market Value on such date; and (iii) on the date he first becomes a Director (if other than at an annual meeting of the Company's stockholders) an Option to purchase a number of shares of Common Stock equal to 10,000 multiplied by a fraction, the numerator of which is the number of days such individual will serve until the date that will be the next annual meeting of the Company's stockholders (as determined by the Committee) and the denominator of which is 365 at an Option Price equal to the Fair Market Value on such date.

          (b)  An Option shall be granted hereunder only if as of each Option Date the Director (i) is not otherwise an employee of the Company or any Subsidiary, and (ii) has served on the Board continuously since the commencement of his or her term.

          (c)  In the event that the number of shares of Common Stock available for grant under the Plan is insufficient to make all automatic grants required to be made on a given date, then the Options granted to Directors entitled to a grant on such date shall share ratably in the number of shares available for grant under the Plan.

6.    OPTION PERIOD.

        An Option may not be exercised until six months after the Option Date. Each Option will expire as of the earliest of:

          (a)  the date the Participant's membership on the Board is terminated for cause, as determined by the Committee;

          (b)  the date one year after the Participant's death; or

          (c)  ten years from the Option Date.

7.    MANNER OF EXERCISE OF OPTIONS.

        To exercise an Option in whole or in part, a Participant (or, after his death, his executor or administrator) must give written notice to the Committee, stating the number of shares with respect to which he intends to exercise the Option. The Company will issue the shares with respect to which the Option is exercised upon payment in full of the Option Price. The Option Price may be paid (i) in cash, (ii) in shares of Common Stock having an aggregate Fair Market Value, as determined on the date of delivery, equal to the Option Price, or (iii) by delivery of irrevocable instructions to a broker designated by the Company to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay for all Common Stock acquired through such exercise and any tax withholding obligations resulting from such exercise.

8.    DIRECTOR STOCK AWARDS

        In lieu of any retainer or meeting fees payable in cash to a Director from and after the Effective Date of the Plan, each Director shall receive, on the payment date thereof, a number of shares of Common Stock with a Fair Market Value equal to the retainer or meeting fees. The value of annual stock awards to each Director under the Plan shall initially be $25,000, subject to review and revision by the Committee at

3

any time in its sole discretion. In addition, each Director who serves as the Chairman of the Audit Committee of the Board of Directors shall receive a number of shares of Common Stock with a Fair Market Value equal to $10,000 on the date of the annual meeting of the stockholders of the Company. Each Director who serves as the Chairman of the Human Resource and Compensation Committee or the Corporate Governance Committee of the Board of Directors shall receive a number of shares of Common Stock with a Fair Market Value equal to $5,000 on the date of the annual meeting of stockholders. The Board of Directors may determine, in its discretion, other additional amounts of grants of Common Stock for other additional committees of the Board of Directors that may be formed from time to time.

9.    DEFERRAL OF STOCK AWARD

          (a)  A Director may elect to defer the ownership of the shares of Common Stock otherwise issuable pursuant to Section 8. Any such election shall be in writing in the form prescribed by the Committee.

          (b)  An election to defer pursuant to (a) above with respect to shares of Common Stock issuable in a calendar year must be made prior to December 31st of the preceding year. Notwithstanding the foregoing, for the calendar year in which the Effective Date occurs, any election must be filed no later than 30 days after the Effective Date and shall be effective for shares issuable after the election is made.

          (c)  At the time of deferral, a Director may select the date for the issuance of the deferred shares. If a Director does not select a date for the issuance of deferred shares, the deferred shares will be issued upon termination of his service as a Director.

10.  ADJUSTMENTS TO REFLECT CHANGES IN CAPITAL STRUCTURE.

        Subject to the following provisions of this Section 10, in the event of any change in the outstanding shares of Common Stock by reason of any share dividend, split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the aggregate number and kind of shares of Common Stock reserved for issuance under the Plan or subject to Options outstanding or to be granted under the Plan shall be proportionately adjusted so that the value of each Option shall not be changed, and the terms of any outstanding Option may be adjusted by the Committee in such manner as it deems equitable; provided, however, that in no event shall the Option price for a share be adjusted below the par value of such share, nor shall any fraction of a share be issued upon the exercise of an Option.

11.  NON-TRANSFERABILITY OF OPTIONS.

        The Options granted under the Plan are not transferable, voluntarily or involuntarily, other than by will or the laws of descent and distribution. During a Participant's lifetime, his Options may be exercised only by him; provided, however, that Options granted hereunder to Directors subject to third party policies against receiving individual compensation for serving as a director of companies in which such third party has an investment may be assigned to or issued directly to such third party, upon the written request of the Director. Options so assigned or issued may be exercised only by the recipient or a wholly-owned subsidiary thereof.

12.  RIGHTS AS STOCKHOLDER.

        A Participant has no rights whatsoever as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate for the shares. No Common Stock may be delivered upon the exercise of any Option until full payment has been made and all income tax withholding requirements thereon, if any, have been satisfied.

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13.  WITHHOLDING TAX.

        The Company shall have the right to withhold in cash or shares of Common Stock with respect to any payments made to Directors under the Plan any taxes required by law to be withheld because of such payments. Any withholding of shares shall be made in a manner consistent with Rule 16b-3 under the Exchange Act

14.  AMENDMENT OF THE PLAN.

        The Committee may from time to time amend or revise the terms of this Plan in whole or in part and may without limitation, adopt any amendment deemed necessary; provided, however, that unless, necessary to comply with any pooling of interest requirements, no change in any award previously granted to a Director may be made that would impair the rights of the Director without the Director's consent. All amendments shall be in writing and consented to by a majority of the members of the Committee.

15.  CONDITIONS UPON ISSUANCE OF SHARES.

        The exercise of any Option and the issuance and delivery of such shares of Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed. As a condition to the exercise of an Option, the Company may require the person exercising such Option to (i) represent and warrant at the time of any such exercise that the Common Stock is being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law; and (ii) enter into a lock-up or similar agreement with respect to such shares, prohibiting, for up to 360 days in the case of the initial public offering or 90 days in the case of any other offering, the disposition of such shares.

16.  TERMINATION OF THE PLAN.

        The Committee may terminate the Plan at any time with respect to any shares that have not been issued and are not then subject to Options. Termination of the Plan will not affect the rights and obligations of any Participant with respect to Options or shares of Common Stock, awarded before termination.

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Proxy—Click Commerce, Inc.

200 East Randolph Drive, Suite 4900, Chicago, Illinois 60601
Proxy for Annual Meeting of Shareholders Solicited on Behalf of the Board of Directors

The undersigned shareholder of Click Commerce, Inc., a Delaware corporation (the "Company"), hereby appoints MICHAEL W. FERRO, JR. and MICHAEL W. NELSON, or either of them, with full power of substitution in each of them, to attend the 2003 Annual Meeting of Shareholders of the Company (the "Meeting") to be held on May 2, 2003, at 9:00 A.M., Central Daylight Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director as described in the Proxy Statement, "for" the approval of an amendment to the Click Commerce, Inc. Directors' Stock Option and Stock Award Plan to increase the shares authorized for issuance thereunder by an additional 500,000 shares, "for" the approval of a proposal to permit the Board of Directors of the Company, at its discretion, to reorganize the Company through a transfer of all or substantially all of the Company's operating assets and liabilities to a new wholly-owned subsidiary of the Company, "for" the ratification of the appointment of KPMG LLP as the Company's independent auditors and in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

Click Commerce, Inc. MR. A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6		000000 0000000000 0 0000 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number 000000000.000 ext
C 1234567890 JNT
Use a black pen. Print in CAPITAL letters inside the grey areas as shown in this example.	A B C 1 2 3 X	☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees	MARK THIS BOX WITH AN X IF YOU PLAN TO ATTEND THE MEETING	☐
	For	Withhold
01 — Michael W. Ferro, Jr.	☐	☐
02 — Emmanuel A. Kampouris	☐	☐

B    Issues

The Board of Directors recommends a vote FOR the following resolutions.

2.	To approve an amendment to the Click Commerce, Inc. Directors' Stock Option and Stock Award Plan to increase the shares authorized for issuance thereunder by an additional 500,000 shares.	For ☐	Against ☐	Abstain ☐
3.
	To permit the Board of Directors of the Company, at its discretion, to reorganize the Company through a transfer of all or substantially all of the Company's operating assets and liabilities to a new wholly-owned subsidiary of the Company.	For ☐	Against ☐	Abstain ☐
4.	To ratify the appointment of KPMG LLP as the Company's independent auditors for the 2003 fiscal year.	For ☐	Against ☐	Abstain ☐
5.	Any other matters which may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.	For ☐	Against ☐	Abstain ☐

C.    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Note: Please sign as name appears hereon. Joint owners should both sign. When signing as attorney, executor, administrator, guardian or officer, please give full title under signature. If this proxy is being submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Signature 1	Signature 2	Date (dd/mm/yyyy)

QuickLinks

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2003 Information Concerning Solicitation and Voting
BOARD STRUCTURE AND COMPENSATION
DIRECTOR COMPENSATION ARRANGEMENTS AND STOCK OWNERSHIP GUIDELINES
PROPOSAL NO. 1 ELECTION OF CLASS III DIRECTORS
EXECUTIVE OFFICERS
PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT TO THE CLICK COMMERCE, INC. DIRECTORS' STOCK OPTION AND STOCK AWARD PLAN TO INCREASE THE SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY AN ADDITIONAL 500,000 SHARES
DIRECTORS' STOCK OPTION AND STOCK AWARD PLAN
PROPOSAL NO. 3 PERMIT THE BOARD OF DIRECTORS OF THE COMPANY, AT ITS DISCRETION, TO REORGANIZE THE COMPANY THROUGH THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE COMPANY'S OPERATING ASSETS AND LIABILITIES TO A NEW WHOLLY-OWNED SUBSIDIARY OF THE COMPANY
PROPOSAL NO. 4 RATIFICATION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BENEFICIAL OWNERSHIP TABLE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants In Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Equity Compensation Plan Information
EMPLOYMENT ARRANGEMENTS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
RELATED PARTY TRANSACTIONS
STOCK PRICE PERFORMANCE GRAPH
  APPENDIX A
CLICK COMMERCE, INC. SECOND AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
  APPENDIX B
AMENDED AND RESTATED CLICK COMMERCE, INC. DIRECTORS' STOCK OPTION AND STOCK AWARD PLAN